Exhibit 99.1

August 24, 2020

For more information contact
Eric J. Meilstrup, President & CEO or
Robert C. Haines II, Executive VP & CFO
at 800-344-BANK

TO ALL MEDIA:
FOR IMMEDIATE RELEASE

RE: LCNB Corp. announces Share Repurchase Program

Lebanon, Ohio – August 24, 2020: LCNB Corp. (the “Company”) (NASDAQ: LCNB) announced that its Board of Directors authorized a new share repurchase program (the “Program”). Under the terms of the Program, the Company is authorized to repurchase up to 645,000 of its outstanding common shares. The Program is authorized to last no longer than five years. The Program will replace and supersede LCNB’s prior share repurchase program, which was adopted in April 2019.

Under the Program, the Company may purchase common shares through various means such as open market transactions, including block purchases, and privately negotiated transactions. The number of shares repurchased and the timing, manner, price and amount of any repurchases will be determined at the Company’s discretion. Factors include, but are not limited to, share price, trading volume and general market conditions, along with the Company’s general business conditions. The Program may be suspended or discontinued at any time and does not obligate the Company to acquire any specific number of its common shares.

As part of the Program, the Company is entering into a trading plan adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The 10b5-1 trading plan would permit common shares to be repurchased at times that the Company might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions. The 10b5-1 trading plan is administered by an independent broker and is subject to price, market volume and timing restrictions.

LCNB Corp. is a financial holding company headquartered in Lebanon, Ohio. Through its subsidiary, LCNB National Bank (the “Bank”), it serves customers and communities in Southwest and South Central Ohio. A financial institution with a long tradition for building strong relationships with customers and communities, the Bank offers convenient banking locations in Butler, Clermont, Clinton, Fayette, Franklin, Hamilton, Montgomery, Preble, Ross, and Warren Counties, Ohio. The Bank continually strives to exceed customer expectations and provides an array of services for all personal and business banking needs including checking, savings, online banking, personal lending, business lending, agricultural lending, business support, deposit and treasury, investment services, trust and IRAs and stock purchases. LCNB Corp. common shares are traded on the NASDAQ Capital Market Exchange® under the symbol “LCNB.” Learn more about LCNB Corp. at www.lcnb.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as ‘‘may,’’ “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available from the Company without charge. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law.